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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

             ------------------------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 14, 2003


                             SENTIGEN HOLDING CORP.
             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                               9995                             13-3570672
------------------------------------  ----------------------------------  ----------------------------------
  (State or Other Jurisdiction of        (Primary Standard Industrial      (I.R.S. Employer Identification
   Incorporation or Organization)               Classification                         Number)
                                                 Code Number)







                               580 Marshall Street
                         Phillipsburg, New Jersey 08865
                                 (908) 387-1673

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   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibit 99.1  Sentigen Holding Corp. press release, dated August
14, 2003.



ITEM 12. REGULATION FD DISCLOSURE

     On August 14, 2003, Sentigen Holding Corp. announced its financial results for the second quarter ended June 30, 2003. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

      (All other items on this report are inapplicable.)



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: August 14, 2003

         SENTIGEN HOLDING CORP.

         /s/ Fredrick B. Rolff
         -------------------------------
         Chief Financial Officer
         (Principal Accounting and Financial Officer)




                                  EXHIBIT INDEX

     99.1  Sentigen Holding Corp. press release, dated August 14, 2003.
















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